SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

          Date of  Report
          (Date of earliest event reported):      September 10,1996

                               Alliance Gaming Corporation
       (Exact Name of Registrant as Specified in Charter)


      Nevada                        0-4281                   88-0104066
(State or Other Jurisdiction     (Commission File          (IRS Employer
  of Incorporation)                Number)                  Identification)


4380 Boulder Highway, Las Vegas, Nevada                     89121
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number:     (702) 435-4200

                              N/A
  (Former Name or Former Address, if Changed Since Last Report)















Page 1

Item 7.        Financial Statements, Pro Forma Financial
Information and Exhibits.

(c)  Exhibit.
     The following exhibit is filed herewith:

     23   Consent of KPMG Peat Marwick LLP





















                                                       Exhibit 23





                 CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Alliance Gaming Corporation

We consent to incorporate by reference in the registration statements (No. 33-45811) on Forms S-8 of Alliance Gaming Corporation of our report dated September 1, 1995, relating to the consolidated balance sheets of Alliance Gaming Corporation and subsidiaries as of June 30, 1995 and 1994 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended June 30, 1995, which report appears in the June 30, 1995 annual report on form 10-K of Alliance Gaming Corporation.

Our report refers to an accounting change to adopt the provisions of the Financial Accounting Standards Board's Statement of
Financial Accounting Standards No. 109, Accounting for Income
Taxes.



                                        KPMG Peat Marwick LLP

Las Vegas, Nevada
September 10, 1996